OrthoPediatrics Corp. January 2018 Mark Throdahl, CEO Fred Hite, CFO

Disclaimer This presentation contains and related discussion may contain “forward-looking statements” within the meaning of U.S. federal securities laws. All statements contained in this presentation and related discussion other than statements of historical facts are forward-looking statements. Forward-looking statements include information concerning possible or assumed future results of operations, including descriptions of our business plans and strategies. You can identify forward- looking statements by the use of words such as “may,” “might,” “will,” “should,” “could,” “would,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “project,” “predict,” “intend,” “future,” “potential,” “suggest,” “target,” “forecast,” “continue” and other similar expressions. Forward-looking statements are not historical facts, and are based upon management’s current expectations, beliefs, estimates, projections and various assumptions, many of which are inherently uncertain and beyond our control. Such expectations, beliefs, estimates, projections and assumptions are expressed in good faith and management believes there is a reasonable basis for them. However, there can be no assurance that management’s expectations, beliefs, estimates, projections and assumptions will be achieved, and actual results may differ materially from what is expressed in or indicated by the forward-looking statements. Forward-looking statements are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in the forward-looking statements, including risks detailed in the most recently filed Quarterly Report on Form 10-Q for the period ended September 30, 2017 filed by OrthoPediatrics Corp. (the “Company”) with the U.S. Securities and Exchange Commission (the “SEC”) on November 13, 2017. Forward-looking statements speak only as of the date the statements are made. The Company assumes no obligation to update forward-looking statements to reflect actual results, subsequent events or circumstances or other changes affecting forward-looking information except to the extent required by applicable securities laws. Certain information in this presentation is based upon management forecasts and reflects prevailing conditions and management’s views as of this date, all of which are subject to change. Before you invest, you should read the most recently filed Quarterly Report on Form 10-Q and other documents the Company has filed and will file with the SEC for more complete information about the Company. You may obtain these documents for free by visiting EDGAR on the SEC website at http://www.sec.gov. The Company owns or has rights to use a number of registered and common law trademarks, service marks and trade names in connection with its business in the United States and in certain foreign jurisdictions, including the OrthoPediatrics name and logo. Solely for convenience, the trademarks, service marks and trade names referred to in this presentation may be without the ® and ™ symbols, but such references are not intended to indicate, in any way, that the Company will not assert, to the fullest extent under applicable law, its rights or the rights of the applicable licensors to these trademarks, service marks and trade names. This presentation contains additional trademarks, service marks and trade names of others, which are the property of their respective owners. All trademarks, service marks and trade names appearing in this presentation are, to the Company’s knowledge, the property of their respective owners. 2

Highlights

Large Market | **Proprietary Technology** | **Scalable Business**

- Orthopedic company focused exclusively on pediatric orthopedics
- Protected market opportunity: $1.1 billion U.S., $2.5 billion globally in 2016
- High U.S. procedure concentration: <300 hospitals and ~1,200 surgeons
- Focused call point: generalists who use our entire product portfolio
- Broadest product offering: 24 systems specifically designed for children
- Sustainable competitive advantage:
  - Comprehensive product offering
  - Clinical education programs
  - Surgeon relationships
  - Experienced sales organization
- FY17E revenue of $45.4M-$45.6M, which represents ~22% revenue growth
- Recent IPO will, among other things, fund consigned sets and accelerate proven strategy

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OP Today

A Company Built on a CAUSE

Cause

Improving the lives of children with orthopedic conditions



Gideon with CMO Peter Armstrong, M.D., c. 1995.
Gideon's drawing of his girlfriend, 2016.

Company Snapshot*

- Treated 16,000 patients in 2016
- 24 surgical systems; 2,700 SKUs; strong pipeline
- 62 direct employees; 69 focused FTE sales reps
- Global sales organization focused on pediatric orthopedic surgeons in 36 countries
- International: 31 stocking distributors; 2 sales agencies
- 21 issued patents; 19 pending patents
- Only non-founding Chief Medical Officer in the industry who is a fellow surgeon
- Average FDA approval time: < ½ industry average
- History of stable reimbursement

* As of Q3 2017 (with the exception of surgical systems as KIDS launched two products following Q3)

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Our Key Idea Address orthopedic industry’s lack of focus on product development, clinical education, and sales presence Implants and instruments avoid complications of re-purposed adult products Product development in collaboration with leading pediatric orthopedic surgeons Dedicated sales support attending surgeries Clinical education programs that build brand loyalty OP’s Market Impact 5 Screws Through Growth Plate Screws Parallel To Growth Plate Superior Clinical Outcomes Children Are Not Small Adults Re-Purposed Adult Plate OP’s Solution

38% 62% Large and Focused Market Current products target three of the largest categories in Pediatric Orthopedics Pipeline products underway to expand addressable market Trauma & Deformity $401M OP’S $2.5 Billion Current Addressable Global Market $1.1 Billion U.S. Addressable Market Procedures (%) High Concentration of Pediatric Trauma & Deformity and Complex Spine Procedures Smart Implants $299M Complex Spine $285M Sports Medicine $116M 268 U.S. Hospitals 3,157 U.S. Hospitals 6

Product Line Diversification 2016 Revenue Growth % by Product Family $37 million sales in 2016 20% revenue growth in 2016 No dependency on one product family Consistent growth across all products Comparable gross margins on all products 2016 Revenue by Segment 7 2016 Revenue by Product Family 72% 3% 25% Sports Medicine Trauma & Deformity Complex Spine 0% 5% 10% 15% 20% 25% 30%

A Proven Strategy Since 2011 8 Deploy Instrument Sets Sales Focus On Teaching Institutions and High Volume Hospitals Expand Addressable Procedures Expand Clinical Training Programs Goals Accelerate sales growth (requires consigned sets) Develop novel technologies

5 New Systems in 2017

Complex Spine

FIREFLY® Pedicle Screw Navigation Guides

OP has exclusive distribution rights in U.S. pediatric hospitals

Unique, patient-specific custom guide for screw placement

Provides a 3D printed, patient-specific guide for each vertebral level

Improves screw placement accuracy without the need for an expensive navigation or robotic system.

Eliminates intraoperative radiation and is ideally suited for large construct cases.

Complementary to our RESPONSE Spine System




L5
L4
L3
L2
L1

Trauma & Deformity

Clavicle Plate System

First clavicle system for pediatric patients
Based on proprietary access to Hamann-Todd Collection
Available in 2.7mm and 3.5mm sizes and in 6, 7, and 8-hole versions



Wrist Fusion Plate System

First pediatric specific plates
Two implant lengths to accommodate patients with and without proximal row carpectomy

Titanium PediPlates® System

Expands comprehensive physeal tethering offering
Includes both O-Plates and I-Plates with solid and cannulated low-profile screws



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Sports Medicine Medial Patella Femoral Ligament Reconstruction System Full range of instruments accommodate any technique Bioabsorbable interference screws Complements ACL Reconstruction System 10 5 New Systems in 2017

Sports Medicine Strong Pipeline Expanding Our Addressable Market Spine Foot & Ankle Hip & Long Bone CMF Proximal Humerus Elbow Hand & Wrist Pelvis Clavicle Rib OP Today OP Tomorrow Now Under Development Demonstrated ability to expand portfolio to full array of pediatric surgeries 11 Growing Rods

Global Sales Coverage United States 77% of 2016 Revenue 33 Sales Agencies, most of which are exclusive International 23% of 2016 Revenue 2 Sales Agencies + 31 Stocking Distributors* Sales in 35 countries + the United States Current customers in every major children’s hospital in the United States Internationally, surgeons pull us into their markets and introduce us to well-respected distributors Direct in UK, IRE, AUS, NZ 12 * As of Q3 2017

Product breadth Surgeon relationships Sales and distribution network Clinical education programs Pediatric brand equity Reputation with pediatric orthopedic societies Dynamic culture New Competitors Would Face Formidable Obstacles “The ship has sailed.” Barriers to Entry 13

What Does Category Leadership Mean? Surgeon relationships and Clinical education Relationships with surgeons who use entire portfolio Major provider of clinical education Leading supporter of surgical societies Custom instruments business Attractive growth and margin profile Consistent growth since 2011 71% gross margins History of efficient capital utilization Robust organic growth opportunities $2.5 billion addressable global market Limited focused competition Focused, experienced distribution Instrument set placements drive growth Broadest, most innovative product offering 11-year clinical understanding New product pipeline Gateway to pediatric market for distributed products and joint product developments 14

Financial Review

$9.3 $13.3 $15.8 $18.4 $24.9 $28.8 $0.9 $2.8 $3.9 $5.3 $6.1 $8.5 $10.2 $16.1 $19.6 $23.7 $31.0 $37.3 $0 $5 $10 $15 $20 $25 $30 $35 $40 $45 $50 2011 2012 2013 2014 2015 2016 2017 R ev enu e ( $ in Mi lli on s) U.S. International FY17E History of Strong Revenue Growth 16 $45.4 - $45.6

$19.3 $22.5 $26.8 $3.6 $7.4 $9.4 $0.8 $1.1 $1.1 $0 $5 $10 $15 $20 $25 $30 $35 $40 2014 2015 2016 R ev enu e ( $ in Mi lli on s) Trauma & Deformity Complex Spine ACL Reconstruction / Other $20.2 $24.3 $6.9 $8.7 $0.8 $0.9 9M' 2016 9M' 2017 Category Revenue Summary 17

Revenue Seasonality 2015 2016 20% 25% 28% 27% 0% 5% 10% 15% 20% 25% 30% Q1 Q2 Q3 Q4 R ev e n u e as % of To ta l Y ea r Seasonality Drives Stronger Performance in Summer Months and Holiday Periods 18 22% 26% 27% 25% 0% 5% 10% 15% 20% 25% 30% Q1 Q2 Q3 Q4 R ev en u e as % o f To ta l Y e ar

Income Statement Summary 19 ($ in Millions) Year Ended December 31; Nine Months Ended September 30 2014 2015 2016 9M’16 9M’17 Revenue $23.7 $31.0 $37.3 $27.9 $33.9 Growth % 21% 31% 20% NA 22% Gross Profit $16.6 $21.6 $26.4 $20.0 $25.6 Margin % 70% 70% 71% 72% 75% Operating Expenses $23.7 $28.2 $32.5 $22.8 $27.9 Operating Loss ($7.1) ($6.6) ($6.1) ($2.9) ($2.3) Net Loss ($9.5) ($7.9) ($6.6) ($2.9) ($4.1)

Balance Sheet 20 Assets Liabilities Cash $2.2 Accounts Payable $5.1 Accounts Receivable 5.7 Debt 27.5 Inventory 18.4 Accrued Expenses 2.3 PP&E (net) 9.7 All Other Liabilities 3.0 Intangibles 2.2 Paid In Capital 85.2 All Other 0.3 Accumulated Deficit (82.2) Total Assets $41.1 Total Liabilities / Equity $41.1 ($ in Millions) Nine Months Ended September 30, 2017

Summary Surgeon relationships and Clinical education Attractive growth and margin profile Robust organic growth opportunities Broadest, most innovative product offering 21